                                                                    EXHIBIT 10.3

                          SECOND AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT
                              --------------------

          This Second Amended and Restated Employment Agreement (the "Agreement") is dated as of July 1, 1997, and is entered into between Renaissance Reinsurance Ltd., a Bermuda Company (the "Company"), and James N. Stanard ("Executive").

          WHEREAS, Executive and the Company are parties to an Amended and Restated Employment Agreement, dated March 26, 1995 (the "Prior Agreement"); and

          WHEREAS, Executive and the Company have agreed to amend the Prior Agreement as set forth herein.

          NOW, THEREFORE, the parties hereby agree to amend and restate the Prior Agreement as follows:


                                   ARTICLE I

                    Employment, Duties and Responsibilities
                    ---------------------------------------

     1.01.  Employment.  The Executive shall continue to serve as Chief
            ----------
Executive Officer and Chairman of the Board of the Company and its parent, RenaissanceRe Holdings Ltd. ("Holdings"). Executive agrees to devote his full time and efforts to promote the interests of the Company.

     1.02.  Duties and Responsibilities.  Executive shall have such duties and
            ---------------------------
responsibilities as are consistent with his position.

     1.03.  Base of Operation.  Executive's principal base of operation for the
            -----------------
performance of his duties and responsibilities under this Agreement shall be the offices of the Company in Hamilton, Bermuda; provided, however, that Executive
                                             --------  -------
shall perform such duties and responsibilities outside of Bermuda as shall from time to time be reasonably necessary to fulfill his obligations hereunder. Executive's performance of any duties and responsibilities outside of Bermuda shall be conducted in a manner consistent with any guidelines provided to Executive by the Holdings' Board of Directors (the "Holdings Board").


                                   ARTICLE II

                                      Term
                                      ----

     2.01.  Term.  The term of this Agreement (the "Term") shall commence on
            ----
June 23, 1997 and, unless terminated earlier as provided in Article V, shall continue until the earlier of (i) July 1, 2001, or (ii) the date which is one year following a "Change in Control" (as defined in Section 5.06 below).

                                  ARTICLE III

                           Compensation and Expenses
                           -------------------------

     3.01.  Salary, Incentive Awards and Benefits.  As compensation and
            -------------------------------------
consideration for the performance by Executive of his obligations under this Agreement, Executive shall be entitled, during the Term, to the following (subject, in each case, to the provisions of ARTICLE V hereof):

     (a) Salary; Bonus.  The Company shall pay Executive a base salary at the
         -------------
rate of $412,000 per year ("Base Salary"), payable in accordance with the normal payment procedures of the Company and subject to such withholding and other normal employee deductions as may be required by law. The Company shall review the base salary annually. In addition, not later than January 1, 1998, the Company shall pay executive a one-time bonus of $162,500. Annual bonuses shall be payable at the discretion of the Company and shall be determined in a manner consistent with the treatment of other executive officers of the Company.

     (b)  Additional Bonus.
          ----------------

          (i) Except as provided in clause (ii) below, each year during the Term, the Company shall pay Executive, in addition to any discretionary bonus, an additional annual bonus of $815,000 (the "Additional Bonus") payable on each of June 30, 1998, June 30, 1999, June 30, 2000 and June 30, 2001. In addition, on each such date, Executive shall receive an additional payment (the "Gross-Up Payment") in an amount which, after reduction of all applicable income taxes incurred by Executive in connection with such Gross-Up Payment, is equal to the amount of income tax payable by the Executive in respect of the Additional Bonus payable on such date. For this purpose, the income taxes payable by Executive shall be computed based on the effective combined Federal and State income tax rate then applicable to the Executive.

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

          (ii) The foregoing notwithstanding, in the event of (x) a termination of Executive's employment by reason of Executive's death or disability (as defined in Section 5.03) or (y) a termination of Executive's employment by the Company without "Cause" (as defined in Section 5.04 below) or by Executive for "Good Reason" (as defined in Section 5.01 below) prior to a Change in Control, the Additional Bonus and the Gross-Up Payment shall be accelerated and shall be paid on the date of such termination pursuant to clause (i) above. In the event of a termination of Executive's employment by the Company without Cause or by Executive for Good Reason on or after a Change in Control, or in the event of an expiration of this Agreement one year following a Change in Control, any portion of the Additional Bonus and the Gross-Up Payment not previously paid shall be accelerated and paid on the last day of the "Non-Competition Period" (as defined in Section 4.04 below) pursuant to clause (i) above. No payments of Additional Bonus or Gross-Up Payment shall be made following a termination of Executive's employment for Cause, or by Executive without Good Reason, regardless of whether a Change in Control has occurred.
          (c)  Awards.
               ------

          (i) Executive shall participate in the Second Amended and Restated 1993 Stock Incentive Plan of RenaissanceRe Holdings Ltd., as amended from time to time and any successor plan thereto (the "Plan"). Executive shall enter into separate award agreements with respect to awards granted to him under the Plan ("Awards").

          (ii) Effective as of the date of this Agreement, the Company, by action of the Section 162(m) Subcommittee of the Stock Option Committee of the Board of Directors, has granted to Executive 111,111 shares of restricted common stock of Holdings ("Restricted Stock") and options ("Options") to purchase 66,667 shares of unrestricted common stock of Holdings ("Common Stock"). The Restricted Stock and the Options shall vest at the rate of 25% a year commencing as of the date hereof, with the first vesting date being June 23, 1998, and shall be governed by the terms and conditions of the Plan. The vesting of such Awards and any future Awards shall be accelerated in the event of a termination of Executive's employment by the Company without

Cause, or by Executive for Good Reason, or by reason of Executive's death or disability unless, with respect only to future Awards, Executive is otherwise notified by the Company at the time of grant. The Options shall be exercisable at a price of $38 per share. The Company and the Executive will enter into customary Award agreements with respect to such Awards.

          (iii) (A) To the extent that the Executive borrows funds under the Credit Agreement between Bank of America Illinois and Executive dated June 23, 1997 (the "Credit Agreement") to pay for taxes incurred in respect of the Restricted Stock (whether incurred by reason of an election under Section 83(b) of the Internal Revenue Code, or under Section 83(a) of the Internal Revenue Code upon the vesting of such Restricted Stock), the Executive will be eligible to earn an additional bonus (the "Tax Loan Bonus"). The potential Tax Loan Bonus will be determined each fiscal year based on the amount borrowed by the Executive during that year under the Credit Agreement to pay taxes in respect of the Restricted Stock (the "Borrowed Amount"), and shall be payable in a maximum amount of 25% of the Borrowed Amount (including interest paid or accrued thereon) over each of the four years following the year in which such amounts were borrowed.

                  (B) In general, a Tax Loan Bonus will be paid only if the Company meets cumulative Return on Equity ("ROE") targets for each fiscal year established under the Company's business plan adopted by the Holdings Board. A Tax Loan Bonus which is not payable for a given fiscal year as a result of the Company's failure to meet the cumulative ROE target for that year shall be payable in a subsequent year if the Company meets the cumulative ROE target for that subsequent year. The base year for determining cumulative ROE targets shall be 1997.

                  (C) In the event of a termination of Executive's employment without Cause, or by Executive for Good Reason, which occurs prior to a Change in Control, Executive shall be paid a Tax Loan Bonus equal to the aggregate Borrowed Amount (including interest paid or accrued thereon), reduced by the aggregate amount of all previous Tax Loan Bonuses paid to Executive (the "Remaining Tax Loan Balance"), such amount to be paid on the date of such termination. In the event of a termination of Executive's employment by the Company without Cause, or by Executive for Good Reason, which occurs on or after a Change in Control or upon expiration of this Agreement one year following a Change in Control, Executive shall be paid a Tax Loan Bonus equal to the Remaining Tax Loan Balance, such amount to be paid on the last day of the Non-Competition Period. In the event of a termination of Executive's employment by reason of Executive's death or disability, regardless of whether a Change in Control has occurred, Executive shall be paid a Tax Loan Bonus equal to the Remaining Tax Loan Balance, such amount to be paid on the date of such termination. The amounts described in this subsection (c)(iii)(C) shall be paid irrespective of whether applicable ROE targets have been met.

                  (D) No Tax Loan Bonus shall be paid following a termination of Executive's employment for Cause, or by Executive without Good Reason, regardless of whether a Change in Control has occurred.

          (iv) The Company acknowledges that the Executive will incur obligations under the Credit Agreement in respect of taxes payable on the Restricted Stock and in respect of the purchase price paid for certain shares of Common Stock purchased by Executive, and may incur additional obligations under the Credit Agreement in the future. In the event that Executive's obligations under the Credit Agreement become due and Executive is precluded from selling shares of Common Stock owned by the Executive by reason of Company-imposed transfer restrictions (other than Restricted Stock which has not vested), the Company shall waive such transfer restrictions to the extent necessary to allow Executive to sell his shares and apply the proceeds thereof toward the repayment of his obligations under the Credit Agreement.

          (d) Benefits.  Executive shall be eligible to participate in such life
              --------
insurance, health, disability and major medical insurance benefits, and in such other employee benefit plans and programs for the benefit of the employees of the Company, as may be maintained from time to time during the Term, in each case to the extent and in the manner available to other officers of the Company and subject to the terms and provisions of such plan or program, except that Executive shall not be entitled to participate in any plan or program maintained for the purpose of providing retirement income to participants other than the RenaissanceRe Holdings Ltd. Retirement Plan.

          (e) Vacation.  Executive shall be entitled to reasonable paid vacation
              --------
periods, to be taken at his discretion, in a manner consistent with his obligations to the Company under this Agreement.

          (f) Indemnification/Liability Insurance.  The Company shall indemnify
              -----------------------------------
Executive as required by the By-laws, and may maintain customary insurance policies providing for indemnification of Executive.

     3.02.  Expenses; Perquisites.  During the Term, the Company shall provide
            ---------------------
Executive with the following expense reimbursements and perquisites:

          (a) Housing.  The Company shall reimburse Executive for all reasonable
              -------
expenses incurred in connection with Executive's maintenance of a place of residence in Bermuda, as approved from time to time by the Board.

          (b) Business Expenses.  The Company will reimburse Executive for
              -----------------
reasonable business-related expenses incurred by him in connection with the performance of his duties hereunder, subject, however, to the Company's policies relating to business-related expenses as in effect from time to time.

          (c) Automobile.  The Company shall provide Executive with an
              ----------
automobile with a value comparable to automobiles customarily provided to Chief Executive Officers of comparable Bermuda-based companies.

          (d) Personal Travel.  The Company shall provide Executive with first-
              ---------------
class air travel between Bermuda and the United States for the personal purposes of Executive and members of his immediate family, up to a maximum of 40 visits by Executive and 12 visits for his family during each year of employment.

          (e) Financial Services.  The Company shall provide Executive with the
              ------------------
services of a professional tax and financial planning company.

          (f) Tax Gross-Up.  To the extent that benefits provided to Executive
              ------------
under subsections 3.02(a), (c) and (d) of this Agreement result in imputed income and a resulting increased income tax liability to Executive, the Company shall pay Executive a tax reimbursement benefit in an amount such that, after deduction of all income taxes payable with respect to such tax reimbursement benefit, the amount retained by Executive will be equal to the amount of such increased income tax liability.


                                   ARTICLE IV

                               Exclusivity, Etc.
                               -----------------

     4.01.  Exclusivity; Non-Competition.  Executive agrees to perform his
            ----------------------------
duties, responsibilities and obligations hereunder efficiently and to the best of his ability. Executive agrees that he will devote his entire working time, care and attention and best efforts to such duties, responsibilities and obligations throughout the Term, it being understood that Executive anticipates spending three-day weekends with his family during non-peak periods. Executive also agrees that during the Term he will not engage in any business activities that are competitive with the business activities of the Company or any of its divisions, subsidiaries or affiliates.

     4.02.  Other Business Ventures.  Executive agrees that during the Term he
            -----------------------
will not own, directly or indirectly, any controlling or substantial stock or other beneficial interest in any business enterprise which is engaged in business activities that are competitive with the business activities of the Company or any of its divisions, subsidiaries or affiliates. The preceding sentence notwithstanding, Executive may own, directly or indirectly, up to 1% of the outstanding capital stock of any business having a class of capital stock which is traded on any major stock exchange or in the over-the-counter market.

     4.03.  Confidential Information.  Executive agrees that he will not, at any
            ------------------------
time during or after the Term, make use of or divulge to any other person, firm or corporation any trade or business secret, process, method or means, or any other confidential information concerning the business or policies of the Company or any of its divisions, subsidiaries or affiliates, which he may have learned in connection with his employment hereunder. For purposes of this Agreement, a "trade or business secret, process, method or means, or any other confidential information" shall mean any information designated as confidential by the Board of Directors of the Company (the "Board") and as to which Executive receives notice, provided that Executive shall be obligated to confer periodically with and assist the Board in determining which information should, in the best interests of the Company, be so designated. Executive's obligation under this Section 4.03(a) shall not apply to any information which (i) is known publicly; (ii) is in the public domain or hereafter enters the public domain without the fault of Executive; (iii) is known to Executive prior to his receipt of such information from the Company, as evidenced by written records of Executive or (iv) is hereafter disclosed to Executive by a third party not under an obligation of confidence to the Company. Executive agrees not to remove from the premises of the Company, except as an employee of the Company in pursuit of the business of the Company or except as specifically permitted in writing by the Board, any document or other object containing or reflecting any such confidential information. Executive recognizes that all such documents and objects, whether developed by him or by someone else, will be the sole exclusive property of the Company. Upon termination of his employment hereunder, Executive shall forthwith deliver to the Company all such confidential information, including without limitation all lists of customers, correspondence, accounts, records and any other documents or property made or held by him or under his control in relation to the business or affairs of the Company or its subsidiaries or affiliates, and no copy of any such confidential information shall be retained by him.

     4.04.  Non-Competition Obligations.  During Executive's employment and,
            ---------------------------
upon any termination of Executive's employment (including upon the expiration of the Term on the earlier of July 1, 2001 or the date one year following a Change in Control), other than (a) a termination of Executive's employment by reason of his death or disability, or (b) a termination of Executive's employment by the Company without Cause, or by Executive for Good Reason, which occurs prior to a Change in Control, the Executive shall not, for a period of one year from the date of such termination (the "Non-Competition Period"), directly or indirectly, whether as an employee consultant, independent contractor, partner, joint venturer or otherwise, (i) engage in any business activities reasonably determined by the Board to be competitive, to a material extent, with any substantial type or kind of business activities conducted by the Company or any of its divisions, subsidiaries or affiliates at the time of such termination; (ii) on behalf of any person or entity engaged in business activities competitive with the business activities of the Company or any of its divisions, subsidiaries or affiliates, solicit or induce, or in any manner attempt to solicit or induce, any person employed by, or as agent of, the Company or any of its divisions, subsidiaries or affiliates to terminate such person's contract of employment or agency, as the case may be, with the Company or with any such division, subsidiary or affiliate or (iii) divert, or attempt to divert, any person, concern, or entity from doing business with the Company or any of its divisions, subsidiaries or affiliates, nor will he attempt to induce any such person, concern or entity to cease being a customer or supplier of the Company or any of its divisions, subsidiaries or affiliates. The preceding sentence notwithstanding, (I) in the event of a termination of Executive's employment by the Company for Cause, or by Executive without Good Reason, which occurs within one year following a Change in Control, the Non-Competition Period shall be one year from the date of such termination, plus a number of days equal to (x) 365, minus (y) the number of days which have elapsed from the date of such Change in Control until the date of such termination, provided that it shall expire no later than June 30, 2002; and (II) irrespective of whether a Change in Control has occurred, in the case of (A) a voluntary termination of employment by the Executive which is not for Good Reason, (B) a termination by the Company for Cause, or (C) a termination which occurs by reason of the expiration of the Term on the earlier of July 1, 2001 or the date one year following a Change in Control, the Company may elect, within 14 days after the date of such termination, to waive the Executive's non-competition obligations, in which case it shall not be required to make payments to the Executive during the Non-Competition Period, as provided in Section 5.05(a) of this Agreement.

     4.05.  Remedies.  Executive acknowledges that the Company's remedy at law
            ---------
for a breach by him of the provisions of this Article IV will be inadequate. Accordingly, in the event of the breach or threatened breach by Executive of any provision of this Article IV, the Company shall be entitled to injunctive relief in addition to any other remedy it may have. If any of the provisions of, or covenants contained in, this Article IV are hereafter construed to be invalid or unenforceable in any jurisdiction, the same shall not affect the remainder of the provisions or the enforceability thereof in any other jurisdiction, which shall be given full effect, without regard to the invalidity or unenforceability in such other jurisdiction. If any of the provisions of, or covenants contained in, this Article IV are held to be unenforceable in any jurisdiction because of the duration or geographical scope thereof, the parties agree that the court making such determination shall have the power to reduce the duration or geographical scope of such provision or covenant and, in its reduced form, such provision or covenant shall be enforceable; provided,
                                                                   --------
however, that the determination of such court shall not affect the
-------
enforceability of this Article IV in any other jurisdiction.


                                   ARTICLE V

                                  Termination
                                  -----------

     5.01.  Termination for Cause.  The Company shall have the right to
            ---------------------
terminate Executive's employment at any time for "Cause". For purposes of this Agreement, "Cause" shall mean (a) Executive's willful and continued failure to substantially perform his duties under this Agreement, (b) the engaging by Executive in willful misconduct which is demonstrably and materially injurious to the Company or any of its divisions, subsidiaries or affiliates, monetarily or otherwise, (c) the commission by Executive of an act of fraud or embezzlement against the Company or any of its divisions, subsidiaries or affiliates, (d) the conviction of Executive of a felony, or (e) Executive's material breach of the provisions of any of Sections 4.01, 4.02, 4.03 or 4.04 of this Agreement, provided Executive has received prior written notice of such breach.

     5.02.  Death.  In the event Executive dies during the Term, this Agreement
            -----
shall automatically terminate, such termination to be effective on the date of Executive's death.

     5.03.  Disability.  In the event that Executive suffers a disability which
            ----------
prevents him from substantially performing his duties under this Agreement for a period of at least 90 consecutive days, or 180 non-consecutive days within any 365-day period, the Company shall have the right to terminate this Agreement, such termination to be effective upon the giving of notice to Executive in accordance with Section 6.03 of this Agreement.

     5.04.  Termination for Good Reason.  For purposes of this Agreement, the
            ---------------------------
following circumstances shall constitute "Good Reason":

          (a) the assignment to Executive of any duties materially inconsistent with his authority, duties or responsibilities, or any other action by the Company which results in a material diminution or material adverse change in such authority, duties or responsibilities, excluding for this purpose an isolated action not taken in bad faith and which is remedied promptly after receipt of notice thereof given by Executive;

          (b) any material breach of this Agreement by the Company, other than an isolated failure not occurring in bad faith and which is remedied promptly after receipt of written notice thereof given by Executive;

          (c) any failure by the Company to require any successor to be bound by the terms of this Agreement as required by Section 6.02(b) of this Agreement; or

          (d) any decision by the Board to effect a winding down and eventual dissolution of the Company.

     5.05.  Effect of Termination.
            ---------------------

          (a) Obligations of Company.  In the event of any termination of the
              ----------------------
Executive's employment hereunder, the Company shall pay Executive any earned but unpaid Base Salary. In addition, except as provided in Section 5.06 of this Agreement, upon a termination of Executive's employment for any reason other than the Executive's death or disability (including the expiration of this Agreement on July 1, 2001 or one year following a Change in Control), the Company shall continue to pay Executive for a period of twelve (12) months his then current Base Salary, and an amount equal to the highest regular discretionary bonus paid or payable to Executive over the preceding three fiscal years (excluding the Additional Bonus, the Tax Loan Bonus and any extraordinary or non-recurring bonus), such amounts to be payable in equal monthly installments commencing on the date which is one month after the date of such termination. The preceding sentence notwithstanding, in the event of a termination of employment described in the last sentence of Section 4.04 of this Agreement, if the Company elects to waive the Executive's non-competition obligations within 14 days after the date of such termination, the Company shall not be required to make the additional payments set forth in the preceding sentence.

          (b) Awards.  The Executive's rights with respect to Awards, upon any
              ------
termination of his employment with the Company, shall be governed exclusively by this Agreement, the terms and conditions of the Plan and any agreement executed by Executive in connection with such Awards. With respect to the Award of Options to purchase 66,667 shares of Common Stock described in Section 3.01(c) hereof, and any Awards granted prior or subsequent to the date hereof, the Award agreements shall provide (or shall be amended to provide) that in the event of termination of Executive's employment by reason of the expiration of this Agreement on July 1, 2001 or one year following a Change in Control, Executive shall continue to be treated as employed by the Company for purposes of vesting in such Awards, for so long as (i) Executive has not engaged in conduct which would be inconsistent with the non-competition obligations described in Section
4.04 of this Agreement, and (ii) Executive has not voluntarily resigned from the
                        ---
Holdings Board, and (iii) with respect only to Awards granted prior to the date hereof, Executive is either serving on the Holdings Board or providing substantial services to the Company and/or Holdings in a consulting capacity. With respect to Executive's Options to purchase 66,667 shares of Common Stock described in Section 3.01(c), and any options granted prior or subsequent to the date hereof, the Award agreements shall provide (or shall be amended to provide) that during the applicable period described in the preceding sentence, such Options shall remain outstanding and exercisable. The Award agreements shall further provide (or shall be amended to provide) that, in the event Executive
(A) resigns from the Holdings Board, (B) has engaged in conduct which is inconsistent with the non-competition obligations described in Section 4.04 of this Agreement, or (C) with respect only to options granted prior to the date hereof, is not serving on the Holdings Board and is not providing (or has ceased providing) substantial services to the Company and/or Holdings in a consulting capacity, such options shall remain exercisable for a period of no more than thirty days following the date Executive receives notice from the Company of such occurrence, to the extent exercisable on that date, and shall thereafter terminate.

          (c) Obligations of Executive.  Subject to this Section 5.05 of this
              ------------------------
Agreement, Executive may terminate this Agreement at any time. Except as otherwise provided in Sections 4.03 and 4.04 of this Agreement, Executive shall not have obligations to the Company hereunder by reason of the termination of his employment.

     5.06.  Termination Following a Change in Control.
            -----------------------------------------

          (a) In the event that a Change in Control occurs and, on or within one year following the date of such Change in Control: (i) the Executive's employment is terminated by the Company without Cause, or (ii) the Executive terminates his employment voluntarily for Good Reason, then in lieu of the payments described in the second sentence of Section 5.05(a) of this Agreement, the Company shall pay the Executive, within fifteen days following the date of such termination, a lump sum cash amount equal to two times the sum of:

          (A) Executive's annual Base Salary at the highest rate in effect during the Term; and

          (B) the highest regular discretionary bonus paid or payable to the Executive over the preceding three fiscal years (excluding the Additional Bonus, the Tax Loan Bonus and any extraordinary or non-recurring bonus).

          (b) For purposes of this Agreement, "Change in Control" means the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of securities representing more than 50% of the value and voting power of all of the outstanding equity securities of Holdings (the "Outstanding Equity Securities"); provided, however, that the following acquisitions shall not constitute a Change
--------  -------
of Control: (i) any acquisition by Holdings, (ii) any acquisition by one or more of the "Investors" (as such term is defined in the Plan) or any entity directly or indirectly controlling, controlled by, or under common control with, one or more of the Investors (an "Investor Affiliate"), or (iii) any acquisition by a corporation pursuant to a merger, consolidation or other similar transaction (a "Corporate Event") if, as a result of such Corporate Event, (A) substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Equity Securities immediately prior to such Corporate Event beneficially own, directly or indirectly, securities representing more than 50% of the value and voting power of the then outstanding equity securities of the corporation resulting from such Corporate Event (including a corporation which, as a result of such transaction, owns Holdings or all or substantially all of Holdings' assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Event, of the Outstanding Equity Securities, and (B) no Person other than (1) one or more of the Investors or any Investor
---
Affiliate, or (2) any corporation resulting from such Corporate Event, beneficially owns, directly or indirectly, securities representing more than 50% of the value and voting power of the then outstanding equity securities of the corporation resulting from such Corporate Event.

          (c) Except as specifically provided in this Section 5.06, the provisions of this Agreement, including, but not limited to, Sections 4.04, shall not be effected by a termination of Executive's employment following a Change in Control.


                                  ARTICLE VI

                                 Miscellaneous
                                 -------------

     6.01.  Life Insurance.  Executive agrees that the Company or any of its
            --------------
divisions, subsidiaries or affiliates may apply for and secure and own insurance on Executive's life (in amounts determined by the Company). Executive agrees to cooperate fully in the application for and securing of such insurance, including the submission by Executive to such physical and other examinations, and the answering of such questions and furnishing of such information by Executive, as may be required by the carrier(s) of such insurance. Notwithstanding anything to the contrary contained herein, neither the Company nor any of its divisions, subsidiaries or affiliates shall be required to obtain any insurance for or on behalf of Executive, except as provided in Section 3.01(c) of this Agreement.

     6.02.  Benefit of Agreement; Assignment; Beneficiary.
            ---------------------------------------------

          (a) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns, including, without limitation, any corporation or person which may acquire all or substantially all of the Company's assets or business, or with or into which the Company may be consolidated or merged. This Agreement shall also inure to the benefit of, and be enforceable by, Executive and his personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

          (b) The Company shall require any successor (whether direct or indirect, by operation of law, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

     6.03.  Notices.  Any notice required or permitted hereunder shall be in
            -------
writing and shall be sufficiently given if personally delivered or if sent by telegram or telex or by registered or certified mail, postage prepaid, with return receipt requested, addressed: (a) in the case of the Company to Renaissance Reinsurance Ltd., Sofia House, 48 Church Street, Hamilton, Bermuda,
Attention:  Board of Directors, or to such other address and/or to the attention
            ------------------
of such other person as the Company shall designate by written notice to Executive; and (b) in the case of Executive, to James N. Stanard, at the address shown on the Company's records, or to such other address as Executive shall designate by written notice to the Company. Any notice given hereunder shall be deemed to have been given at the time of receipt thereof by the person to whom such notice is given.

     6.04.  Entire Agreement; Amendment.  This Agreement contains the entire
            ---------------------------
agreement of the parties hereto with respect to the terms and conditions of Executive's employment during the Term and supersedes any and all prior agreements and understandings, whether written or oral, between the parties hereto with respect to compensation due for services rendered hereunder including, without limitation, the Prior Agreement. This Agreement may not be changed or modified except by an instrument in writing signed by both of the parties hereto.

     6.05.  Waiver.  The waiver by either party of a breach of any provision of
            ------
this Agreement shall not operate or be construed as a continuing waiver or as a consent to or waiver of any subsequent breach hereof.

     6.06.  Headings.  The Article and Section headings herein are for
            --------
convenience of reference only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     6.07.  Enforcement.  If any action at law or in equity is brought by either
            -----------
party hereto to enforce or interpret any of the terms of this Agreement, the prevailing party shall be entitled to reimbursement by the other party of the reasonable costs and expenses incurred in connection with such action (including reasonable attorneys' fees), in addition to any other relief to which such party may be entitled. Executive shall have no right to enforce any of his rights hereunder by seeking or obtaining injunctive or other equitable relief and acknowledges that damages are an adequate remedy for any breach by the Company of this Agreement.

     6.08.  Governing Law.  This Agreement shall be governed by, and construed
            -------------
and interpreted in accordance with, the internal laws of Bermuda without reference to the principles of conflict of laws.

     6.09.  Agreement to Take Actions.  Each party to this Agreement shall
            -------------------------
execute and deliver such documents, certificates, agreements and other instruments, and shall take such other actions, as may be reasonably necessary or desirable in order to perform his or its obligations under this Agreement or to effectuate the purposes hereof.

     6.10.  No Mitigation; No Offset.  Executive shall not be required to
            ------------------------
mitigate damages or the amount of any payment provided for under this Agreement by seeking (and, without limiting the generality of this sentence, no payment otherwise required under this Agreement shall be reduced on account of) other employment or otherwise, and payments under this Agreement shall not be subject to offset in respect of any claims which the Company may have against Executive.

     6.11.  Attorneys' Fees.  Each party to this Agreement will bear its own
            ---------------
expenses in connection with any dispute or legal proceeding between the parties arising out of the subject matter of this Agreement, including any proceeding to enforce any right or provision under this Agreement.

     6.12.  Survivorship.  The respective rights and obligations of the parties
            ------------
under this Agreement shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

     6.13.  Validity.  The invalidity or unenforceability of any provision or
            --------
provisions of this Agreement shall not affect the validity or enforceability of any other provision or provisions of this Agreement, which shall remain in full force and effect.

     6.14.  Other Agreements.  Executive represents and warrants to the Company
            ----------------
that to the best of his knowledge, neither the execution and delivery of this Agreement nor the performance of his duties hereunder violates or will violate the provisions of any other agreement to which he is a party or by which he is bound.

     6.15.  Subsidiaries, etc.  (a) The obligations of the Company under this
            ------------------
Agreement may be satisfied by any subsidiary or affiliate of the Company for which Executive serves as an employee under this Agreement, to the extent such obligations relate to Executive's employment by such subsidiary or affiliate.

     (b) The rights of the Company under this Agreement may be enforced by any Subsidiary or affiliate of the Company for which Executive serves as an employee under this Agreement, to the extent such rights relate to Executive's employment by such subsidiary or affiliate.

     6.16.  Counterparts.  This Agreement may be executed in one or more
            ------------
counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.


     IN WITNESS WHEREOF, the Company and Executive have duly executed this Agreement as of the date first above written.

                                   RENAISSANCE REINSURANCE LTD.


                                   By: /s/ Keith S. Hynes
                                      ------------------------------
                                      Name:   Keith S. Hynes
                                      Title:  Senior Vice President and
                                              Chief Financial Officer

                                      /s/ James N. Stanard
                                   ---------------------------------
                                   James N. Stanard